Deposit Liabilities	12 Months Ended
Dec. 31, 2015
Deposit Contracts, Liabilities [Abstract]
Deposit liabilities
Deposit Liabilities
The Company has entered into certain insurance and reinsurance policies that transfer insufficient risk under GAAP to be accounted for as insurance or reinsurance transactions and are recognized as deposits. These structured P&C agreements have been recorded as deposit liabilities and are initially matched by an equivalent amount of investments. The Company has investment risk related to its ability to generate sufficient investment income to enable the total invested assets to cover the payment of the ultimate liability. See Note 6, "Investments," for further information relating to the Company’s net investment income as well as realized and unrealized investment (losses) gains. Each deposit liability accrues at a rate equal to the internal rate of return of the payment receipts and obligations due during the life of the agreement. Where the timing and/or amount of future payments are uncertain, cash flows reflecting the Company’s actuarially determined best estimates are utilized. Deposit liabilities are initially recorded at an amount equal to the assets received.
At December 31, 2015 and 2014, total deposit liabilities were $1.2 billion. For the years ended December 31, 2015, 2014 and 2013, interest expense of $42.2 million, $12.9 million and $48.0 million, respectively, was recorded related to the accretion of deposit liabilities. During the second quarter of 2014, the Company negotiated the termination of one of its larger structured indemnity contracts and as a result a net decrease of $28.7 million was recorded to interest expense. See Note 15, "Derivative Instruments," for further information.